UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 29, 2025
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)
(205) 291-3440
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On August 4, 2025, Greenlight Capital Re, Ltd. (the "Registrant" or "Company") issued a press release announcing its financial results for the second quarter and six months ended June 30, 2025. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. In addition, a copy of the Company's investor presentation is furnished as Exhibit 99.2.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibits 99.1 and 99.2) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 29, 2025, the Company held its Annual General Meeting of Shareholders (the “Annual Meeting”) to consider the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2025 (the “Proxy Statement”). The final results for each of the matters voted on at the Annual Meeting were as follows:

1.The following individuals were elected as directors of the Company until the Annual General Meeting of Shareholders of the Company in 2026 (the “2026 Meeting”), based upon the following votes:

Director	For	Against	Abstain	Broker non-votes
Greg Richardson	21,985,408	807,645	2,914	4,793,289
David Einhorn	21,892,612	900,341	3,014	4,793,289
Johnny Ferrari	21,783,652	1,004,115	8,200	4,793,289
Ursuline Foley	22,039,122	724,892	31,953	4,793,289
Leonard Goldberg	21,435,761	1,329,192	31,014	4,793,289
Victoria Guest	20,963,797	1,143,682	688,488	4,793,289
Ian Isaacs	21,661,025	1,130,928	4,014	4,793,289
Bryan Murphy	21,661,948	1,131,005	3,014	4,793,289
Joseph Platt	21,430,136	1,361,817	4,014	4,793,289
Daniel Roitman	21,802,102	876,121	117,744	4,793,289

2.The appointment of Deloitte Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2025 until the 2026 Meeting was ratified based upon the following votes:

For	27,435,465
Against	123,620
Abstain	30,171
Broker non-votes	—

3.Shareholders recommended by a non-binding advisory vote on a resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission based upon the following votes:

For	20,710,729
Against	1,840,506
Abstain	244,732
Broker non-votes	4,793.289

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibit
99.1	Earnings press release, "GREENLIGHT RE ANNOUNCES FINANCIAL RESULTS FOR SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2025", dated August 4, 2025, issued by the Registrant.
99.2	Investor Presentation - June 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Steven Archambault
Name:	Steven Archambault
Title:	Chief Accounting Officer
Date:	August 4, 2025